                  [LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                   APRIL 1, 1997 AS AMENDED AUGUST 1, 1997

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF EACH SERIES ("FUND") OF LOOMIS SAYLES FUNDS DATED APRIL 1, 1997, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................   3
MANAGEMENT OF THE TRUST....................................................  10
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  20
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  23
DESCRIPTION OF THE TRUST...................................................  25
  How to Buy Shares........................................................  27
  Net Asset Value..........................................................  27
SHAREHOLDER SERVICES.......................................................  28
  Open Accounts............................................................  28
  Systematic Withdrawal Plan...............................................  28
  Exchange Privilege.......................................................  28
  IRAs.....................................................................  29
  Redemptions..............................................................  29
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ...............  30
FINANCIAL STATEMENTS.......................................................  32
CALCULATION OF YIELD AND TOTAL RETURN......................................  32
PERFORMANCE COMPARISONS....................................................  33
PERFORMANCE DATA...........................................................  35
PORTFOLIO MANAGERS' PAST PERFORMANCE INFORMATION...........................  36
APPENDIX A--PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION.................  43
APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE.........................  45

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               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  The investment objective and policies of each series ("Fund") of Loomis Sayles Funds (the "Trust"), are summarized in the Prospectus under "Investment Objectives and Policies" and "More Information About the Funds' Investments and Risk Factors." The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Funds' adviser, subject to review and approval by the Trust's board of trustees, without shareholder approval except that the investment objective of each Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectuses will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

  In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

Each Fund will not:

    (1) Invest in companies for the purpose of exercising control or management.

    *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indexes, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

    *(4) Make loans, except that each of the Mid-Cap Growth, Mid-Cap Value, Small Cap Growth, Strategic Value, Investment Grade Bond and Intermediate Maturity Bond Funds may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

    (5) With respect to 75% of its assets, purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. (For purposes of this restriction, the Municipal Bond Fund treats each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, of obligations of any such issuer, as a separate issuer, provided that the assets and revenues of the issuer are separate from those of the government(s) that created the subdivision, agency, authority or instrumentality.)

    (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

    (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

    *(8) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.) Tax-exempt securities issued by governments or political subdivisions of governments and purchased by the Municipal Bond Fund are not subject to this restriction, since such issuers are not members of any industry.

    *(9) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

    (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

    (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

    (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

    (13) Write or purchase puts, calls or combinations of both except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities and (3) write, purchase and sell put and call options on currencies and may enter into currency forward contracts.
    *(14) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

  Although the Funds have no current intention of investing in repurchase agreements, they intend, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict their investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

  U.S. Treasury Bills--Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

  U.S. Treasury Notes and Bonds--Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

  "Ginnie Maes"--Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home

Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

  "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

  "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

  As described in the Prospectus, U.S. Government Securities generally do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

  As described in the Prospectus, each Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account cash or U.S. Government Securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

CONVERTIBLE SECURITIES

  Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

ZERO COUPON BONDS

  Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

RULE 144A SECURITIES

  Each of the Funds may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades therefor.

TAX EXEMPT BONDS

  Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term tax exempt bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenue bonds but retained others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability. The Municipal Bond Fund may invest up to 20% of its net assets in private activity bonds.

  The Municipal Bond Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users. See "Income Dividends, Capital Gain Distributions and Tax Status."

  The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

  Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

  As noted in the Prospectus, obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

  From time to time the Municipal Bond Fund may have less than 80% of its net assets invested in tax exempt bonds (1) for defensive purposes when deemed prudent in the judgment of Loomis Sayles to protect shareholders' capital or
(2) on a temporary basis for liquidity purposes or pending the investment of proceeds from sales of Fund shares. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt securities at the end of each calendar quarter. See "Income Dividends, Capital Gain Distributions and Tax Status."

  The Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell tax exempt bonds due to changes in the adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for tax exempt bonds typically has been less liquid than that for taxable debt securities, and this may affect the Fund's ability to sell particular tax exempt bonds, especially in periods when other investors are attempting to sell the same securities.

FOREIGN CURRENCY TRANSACTIONS

  Each of the Funds may invest in securities of foreign issuers and may enter into forward foreign currency exchange contracts, or buy or sell options on foreign currencies, in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

  A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

  Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

  The Funds generally will not enter into forward contracts with a term of greater than one year.

  Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

  The Funds' ability to engage in transactions in currency forward contracts and options may be limited by tax considerations.

  Each Fund, in conjunction with its transactions in forward contracts, options and futures (including the International Equity, Worldwide and Global Bond Funds' transactions in options on securities described below), will maintain in a segregated account with its custodian cash or certain liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

OPTIONS

  As described in the Prospectus, each of the Funds, may for hedging purposes or to enhance investment return, purchase and sell call and put options.

  An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

  If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

  The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

  Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

  An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the- counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

  The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Funds intend to comply with this position.

  Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

SMALL COMPANIES

  Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset values of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

                            MANAGEMENT OF THE TRUST

  The trustees and officers of the Trust and their principal occupations during the past five years are as follows:

  EARL W. FOELL--Trustee. 43 Black Horse Lane, Cohasset, Massachusetts. Retired; formerly Editor in-Chief, World Monitor Magazine and Editor-in-Chief, The Christian Science Monitor.

  RICHARD S. HOLWAY--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired; formerly, Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

  TERRY R. LAUTENBACH--Trustee. Shennamere Road, Darien, Connecticut. Retired; formerly Senior Vice President, International Business Machines Corporation. Director, Air Products and Chemicals, Inc., Melville Corp., and Varian Associates, Inc.

  MICHAEL T. MURRAY--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired; formerly, Vice President, Loomis Sayles.

  *DANIEL J. FUSS--President and Trustee. Executive Vice President and Director, Loomis Sayles.

  SHEILA M. BARRY--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

  ROBERT J. BLANDING--Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

  JEROME A. CASTELLINI--Vice President. Three 1st National Plaza, Chicago, Illinois. Vice President and Director, Loomis Sayles.

  MARY C. CHAMPAGNE--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles; formerly, portfolio manager, NBD Bank.
--------
* Trustee deemed an "interested person" of the Trust, as defined by the 1940
Act.

  E. JOHN DEBEER--Vice President. Vice President, Loomis Sayles.

  PAUL H. DREXLER--Vice President. Vice President, Loomis Sayles; formerly Deputy Manager, Brown Brothers Harriman & Co.

  WILLIAM H. EIGEN, JR.--Vice President. Vice President, Loomis Sayles; formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

  CHRISTOPHER R. ELY--Vice President. Vice President, Loomis Sayles; formerly Senior Vice President and portfolio manager, Keystone Investment Management Company, Inc.

  QUENTIN P. FAULKNER--Vice President. Vice President, Loomis Sayles.

  PHILIP C. FINE--Vice President. Vice President, Loomis Sayles; formerly Vice President and portfolio manager, Keystone Investment Management Company, Inc.

  MARTHA F. HODGMAN--Vice President. Vice President, Loomis Sayles.

  MARK W. HOLLAND--Treasurer. Vice President--Finance and Administration and Director, Loomis Sayles.

  JOHN HYLL--Vice President. 35 North Lake Avenue, Pasadena, California. Vice President, Loomis Sayles.

  JEFFREY L. MEADE--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

  KENT P. NEWMARK--Vice President. 555 California Street, San Francisco, California. Vice President and Director, Loomis Sayles.

  SCOTT S. PAPE--Vice President. Vice President, Loomis Sayles.

  JEFFREY C. PETHERICK--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

  PHILIP J. SCHETTEWI--Vice President. Vice President and Director, Loomis
Sayles.

  DAVID L. SMITH--Vice President. Vice President, Loomis Sayles; formerly Vice President and portfolio manager, Keystone Investment Management Company, Inc.

  SANDRA P. TICHENOR--Vice President. 465 First Street West, Sonoma, California. General Counsel, Vice President, Secretary and Clerk, Loomis Sayles. Formerly, Partner, Heller, Ehrman, White & McAuliffe.

  JEFFREY W. WARDLOW--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

  GREGG D. WATKINS--Vice President. Vice President, Loomis Sayles.

  ANTHONY J. WILKINS--Vice President. Vice President and Director, Loomis
Sayles.

  JOHN F. YEAGER III--Vice President. Vice President, Loomis Sayles; formerly Vice President--Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

  Previous positions during the past five years with Loomis Sayles are omitted, if not materially different.

  Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers or employees of Loomis Sayles. Each trustee who is not a director, officer or employee of Loomis Sayles is compensated at the rate of $1,250 per fund per annum.

                              COMPENSATION TABLE

                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              (5)
                                                                             TOTAL
                                               (3)              (4)       COMPENSATION
                              (2)          PENSION OR        ESTIMATED   FROM TRUST AND
          (1)              AGGREGATE   RETIREMENT BENEFITS    ANNUAL     FUND COMPLEX*
    NAME OF PERSON,       COMPENSATION ACCRUED AS PART OF  BENEFITS UPON    PAID TO
        POSITION           FROM TRUST     FUND EXPENSES     RETIREMENT      TRUSTEE
    ---------------       ------------ ------------------- ------------- --------------
Earl W. Foell, Trustee..   $12,812.50          N/A              N/A        $12,812.50
Richard S. Holway,
 Trustee................   $12,812.50          N/A              N/A        $12,812.50
Terry R. Lautenbach,
 Trustee................   $12,812.50          N/A              N/A        $12,812.50
Michael T. Murray,
 Trustee................   $12,812.50          N/A              N/A        $12,812.50

--------
* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

  As of February 10, 1997 the officers and trustees of the Trust owned beneficially shares of each Fund as follows: 11,766.561 shares of the Growth Fund, 18,055.379 shares of the Core Value Fund, 29,531.022 shares of the Small Cap Value Fund, 15,624.137 shares of the International Equity Fund, 11,906.835 shares of the Worldwide Fund, 217,036.885 shares of the Bond Fund, 21,514.129 shares of the Global Bond Fund, 2,165.523 shares of the U.S. Government Securities Fund, 68,868.779 shares of the Municipal Bond Fund, 58,542.753 shares of the Short-Term Bond Fund, 50,964.392 shares of the High Yield Fund,
5.061 shares of the Investment Grade Bond Fund, 4.883 of the Mid-Cap Value Fund, and 1,000.000 shares of the Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis-Sayles Funded Pension Plan (the "Pension Plan"). As of February 10, 1997, the Pension Plan owned 20.59% of the High Yield Fund's, and 73.42% of the Investment Grade Bond Fund's, outstanding Institutional Class shares, respectively. As of February 10, 1997, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 17.30% of the Core Value Fund, 9.07% of the Global Bond Fund, 25.51% of the Growth Fund, 13.40% of the High Yield Fund, 87.20% of the Intermediate Maturity Bond Fund, 6.60% of the International Equity Fund, 15.17% of the Investment Grade Bond Fund, 91.80% of the Mid-Cap Growth Fund, 33.96% of the Mid-Cap Value Fund, 13.13% of the Short-Term Bond Fund, 58.65% of the Small Cap Growth Fund, 8.53% of the Small Cap Value Fund, 99.56% of the Strategic Value Fund, 8.12% of the U.S. Government Securities Fund, and 26.70% of the Worldwide Fund. As of February 10, 1997, the Pension Plan owned 100.00% of each of the Intermediate Maturity Bond Fund's, the Strategic Value Fund's and the Worldwide Fund's outstanding Retail Class shares. These amounts include shares of the Profit Sharing Plan held for the accounts of employees and former employees of Loomis Sayles who are trustees or officers of the Trust. The trustee of the Pension Plan is Fleet Investment Management. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are E. John deBeer, Quentin P. Faulkner, Sandra P. Tichenor, Larry K. Shaw, Kathleen C. Gaffney, Mark W. Holland, and Patrick P. Hurley, all of whom are officers and employees of Loomis Sayles and (except for Messrs. Hurley and Shaw and Ms. Gaffney) trustees or officers of the Trust. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts. At the date of this Statement of Additional Information, no officer or trustee, and as of February 10, 1997, except as noted below, no person, owns more than 5% of the outstanding shares of any Fund.

                           INSTITUTIONAL CLASS SHARES

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
BOND FUND
Charles Schwab & Co. Inc.                 101 Montgomery St.                      41.22%
                                          San Francisco, CA 94104

Charles Schwab & Co. Inc.                 101 Montgomery St.                       8.19%
                                          San Francisco, CA 94104
CORE VALUE FUND
Loomis Sayles Employees                   One Financial Center                    17.30%
Profit Sharing Plan                       Boston, MA 02111

Olsen & Co.                               P.O. Box 92800                          14.95%
C/O A/C 1556802070                        Rochester, NY 14692
Attn: Mutual Fund Ops

Asbestos Workers Local                    C/O Loomis Sayles & Co. Inc.             8.34%
#84 Pension Fund                          1593 North Woodward, Ste 300
                                          Bloomfield Hills, MI 48304
GLOBAL BOND FUND
Olsen & Co.                               P.O. Box 92800                          28.68%
C/O A/C 07-920-1556802                    Rochester, NY 14692
Att: Mutual Fund Ops

Northwest Bank MN NA                      P.O. Box 1450 NW 8477                   19.98%
C/F Desert States UFCW Union              Minneapolis, MN 55480
Employees Pension AC#1327982D

Fleet National Bank TTEE                  P.O. Box 92800                          15.26%
Kaman Corp Master Trust Fixed             Rochester, NY 14692
Income Fund U/A/D 10-1-96
Attn A/C# 0004884410

Loomis Sayles                             One Financial Center                     9.07%
Employees Profit Sharing Plan             Boston, MA 02111

Charles Schwab & Co. Inc.                 101 Montgomery St.                       8.83%
                                          San Francisco, CA 94104
GROWTH FUND
Loomis Sayles Employees                   One Financial Center                    25.51%
Profit Sharing Plan                       Boston, MA 02111

Olsen & Co.                               P.O. Box 92800                          13.48%
C/O A/C 07 925 4076300                    Rochester, NY 14692

Comerica Bank Cust                        P.O. Box 75000 MC 3446                   7.25%
FBO Grosse Pointe Woods                   Detroit, MI 48275
Employees Retirement System

First of America Bank --                  P.O. Box 4042                            5.24%
Michigan FBO                              Kalamazoo, MI 49003
International Assoc of Machinists
& Aerospace Workers Local Lodge
# 2848 Defined Benefit Pension Plan

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
HIGH YIELD FUND
Loomis, Sayles & Company, L.P.            One Financial Center                    20.59%
                                          Boston, MA 02111

Daniel J. Fuss                            44 Longfellow Road                      20.59%
                                          Wellesley, MA 02181

Loomis Sayles                             One Financial Center                    13.40%
Employees Profit Sharing Plan             Boston, MA 02111

MetroMed Anestheseology                   770 Lexington Avenue                     8.07%
K. Rosenbaum, M.D., Trustee               New York, NY 10021

INTERMEDIATE MATURITY BOND FUND
Loomis Sayles                             One Financial Center                    87.20%
Employees Profit Sharing Plan             Boston, MA 02111

David B. Tukel                            31725 Nottingham                         5.49%
Debra L. Tukel JT TEN                     Franklin, MI 48025

Pomona College                            Alexander Hall                           5.36%
                                          550 N. College Ave.
                                          Claremont, CA 91711
INTERNATIONAL EQUITY FUND
Comerica Bank FBO                         P.O. Box 75000 MC 3446                  11.10%
City of Livonia Employee                  Detroit, MI 48275
Retirement System A/C 82150B

Olsen & Co.                               P.O. Box 92800                           8.64%
C/O A/C 07 925 4076800                    Rochester, NY 14692
Att: Mutual Fund Ops

Misericordia Home                         6300 N. Ridge Ave.                       8.18%
                                          Chicago, IL 60660

Bank of New York                          P.O. Box 30772                           6.68%
Western Tr FBO IATSE                      Los Angeles, CA 90030
Att: Mutual Fund 316226721

Loomis Sayles                             One Financial Center                     6.60%
Employees Profit Sharing Plan             Boston, MA 02111

INVESTMENT GRADE BOND FUND
Loomis Sayles & Company, L.P.             Attn: Paul Sherba                       73.42%
                                          One Financial Center
                                          Boston, MA 02111

Loomis Sayles                             One Financial Center                    15.17%
Employees Profit Sharing Plan             Boston, MA 02111

Pomona College                            Alexander Hall                           5.73%
                                          550 N. College Ave.
                                          Claremont, CA 91711
MID-CAP GROWTH FUND
Loomis Sayles                             One Financial Center                    91.80%
Employees Profit Sharing Plan             Boston, MA 02111

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
MID-CAP VALUE FUND
Loomis Sayles                             One Financial Center                    33.96%
Employees Profit Sharing Plan             Boston, MA 02111

East Jordan Iron Works Inc.               P.O. Box 439                            19.97%
Retirement Trust                          East Jordan, MI 49727

John W. George Jr. Trustee                590 Renaud                              12.92%
John W. George Jr. Trust                  Grosse Pointe, MI 48236
U/A/D 12/6/90

Kathleen Carpenter, M.D.                  612 South Bay Shore                      6.66%
William R Church, M.D., TTEES             Elk Rapids, MI 49629
Grand Traverse Radiologist's
PC PSP

Floyd Tukel, Trustee                      2862 Chestnut Run Dr.                    5.99%
Drs. Butler & Tukel                       Bloomfield Hills, MI 48302
Ophthamology PC
Employees Profit Sharing Trust

MUNICIPAL BOND FUND
Sally B. Searle                           Kinship Capital                         13.49%
                                          400 Skokie Blvd.; Ste. 675
                                          Northbrook, IL 60062

Ann A. Morris Trustee                     General Delivery                        12.99%
Ann A. Morris Trust                       Lummi Island, WA 98262

John W. George Jr. Trustee                590 Renaud                               5.56%
John W. George Jr. Trust                  Grosse Pointe, MI 48236
U/A/D 12/6/90

SHORT-TERM BOND FUND
Charles Schwab & Co. Inc.                 101 Montgomery St.                      15.53%
                                          San Francisco, CA 94104

John W. George Jr. Trustee                590 Renaud                              13.78%
John W. George Jr. Trust                  Grosse Pointe, MI 48236
U/A/D 12/6/90

Loomis Sayles                             One Financial Center                    13.13%
Employees Profit Sharing Plan             Boston, MA 02111

SMALL CAP GROWTH FUND
Loomis Sayles                             One Financial Center                    58.65%
Employees Profit Sharing Plan             Boston, MA 02111

YMCA of Greater Boston                    316 Huntington Ave.                     25.84%
                                          Boston, MA 02216

National Investor Services Corp.          55 Water St.                            10.02%
For the Exclusive Benefit of              New York, NY 10041
Our Customers

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
SMALL CAP VALUE FUND
Smith Barney Inc.                         333 West 34th St.; 7th Fl.              11.55%
Book Entry Account                        New York, NY 10001

Loomis Sayles                             One Financial Center                     8.53%
Employees Profit Sharing Plan             Boston, MA 02111

Charles Schwab & Co. Inc.                 101 Montgomery St.                       6.70%
                                          San Francisco, CA 94104

F M Kirby                                 17 Dehart St.; P.O. Box 151              5.99%
                                          Morristown, NJ 07963
STRATEGIC VALUE FUND
Loomis Sayles                             One Financial Center                    99.56%
Employees Profit Sharing Plan             Boston, MA 02111

U.S. GOVERNMENT SECURITIES FUND
Olsen & Co.                               P.O. Box 92800                          38.89%
C/O A/C 07-920-1556802                    Rochester, NY 14692
Att: Mutual Fund Ops

Loomis Sayles                             One Financial Center                     8.12%
Employees Profit Sharing Plan             Boston, MA 02111

National City Bank Columbus               P.O. Box 94777                           6.79%
Trustee Columbus Distributing             Cleveland, OH 44101
Co. PSP

WORLDWIDE FUND
Olsen & Co.                               P.O. Box 92800                          71.51%
C/O A/C 10-07-920-1556802                 Rochester, NY 14692

Loomis Sayles                             One Financial Center                    26.70%
Employees Profit Sharing Plan             Boston, MA 02111

                              RETAIL CLASS SHARES

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
BOND FUND
UMBSC & Co.                               P.O. Box 419260                         11.71%
FBO The Episcopal                         Kansas City, MO 64141
Diocese of Kansas
370164014

National Investor Services Corp.          55 Water Street                          9.91%
For the Exclusive Benefit of              New York, NY 10041
Our Customers

CORE VALUE FUND
NFSC FEBO #110-415740                     55 Falmouth Rd                          54.74%
Christa M. Gaehde                         Arlington, MA 02174
FMT CO TTEE FRP MP A/C

Donaldson Lufkin Jenrette                 P.O. Box 2052                           23.35%
Securities Corporation Inc.               Jersey City, 07303

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
Charles Schwab & Co. Inc.                 101 Montgomery St.                      17.09%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104

GLOBAL BOND FUND
Charles Schwab & Co. Inc.                 101 Montgomery St.                      15.53%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104
A/C 8700012578-8

Charles Schwab & Co. Inc.                 101 Montgomery St.                      15.01%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104
A/C 8700012576-2

NFSC FEBO # X42-090735                    2219 Calusa Lakes Blvd.                  8.21%
Peter S. Price                            Nokomis, FL 34275

Donaldson Lufkin Jenrette                 P.O. Box 2052                            7.07%
Securities Corporation Inc.               Jersey City, 07303

NFSC FEBO #153-307734                     2404 Angle Ct.                           5.53%
FMT CO CUST IRA Rollover                  Decatur, IL 62521

GROWTH FUND
Charles Schwab & Co. Inc.                 101 Montgomery St.                      31.00%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104

Donaldson Lufkin Jenrette                 P.O. Box 2052                           10.29%
Securities Corporation Inc.               Jersey City, 07303
A/C 7710000004-3

Donaldson Lufkin Jenrette                 P.O. Box 2052                            9.33%
Securities Corporation Inc.               Jersey City, 07303
A/C 7710000002-7

National Investor Services Corp.          55 Water Street                          8.53%
For the Exclusive Benefit of              New York, NY 10041
Our Customers                             Mutual Funds Dept. 32nd Floor

HIGH YIELD FUND
NFSC FEBO # 125-254282                    533 Coal Creek Lane                     19.13%
FMT CO CUST IRA                           Louisville, CO 80027
FBO Bruce R. Becker

Donaldson Lufkin Jenrette                 P.O. Box 2052                           19.04%
Securities Corporation Inc.               Jersey City, 07303
A/C 4340000003-6

Donaldson Lufkin Jenrette                 P.O. Box 2052                           11.14%
Securities Corporation Inc.               Jersey City, 07303
A/C 1000020331-8

NFSC FEBO # X67-191930                    P.O Box 190444                           9.62%
Martha I. Bennett Irrev. Trust            Dallas, TX 75219
Paul Wilton Bennett, Trustee
U/A 08/24/84

Charles Schwab & Co. Inc.                 101 Montgomery St.                       9.29%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------
Donaldson Lufkin Jenrette                 P.O. Box 2052                            6.90%
Securities Corporation Inc.               Jersey City, 07303
A/C 4340000000-7

NFSC FEBO # 175-135704                    5305 Bennett Rd.                         6.43%
FMT CO CUST IRA                           Chattanooga, TN 37412
FBO James J. Hinkle

INTERMEDIATE MATURITY BOND FUND
Loomis Sayles & Co. L.P                   One Financial Center                   100.00%
Attn: Paul Sherba                         Boston, MA 02111

INTERNATIONAL EQUITY FUND
Charles Schwab & Co. Inc.                 101 Montgomery St.                      83.84%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104

National Investor Services Corp.          55 Water Street                         13.26%
For the Exclusive Benefit of              New York, NY 10041
Our Customers                             Mutual Funds Dept. 32nd Floor

INVESTMENT GRADE BOND FUND
Carolyn D. Cavanaugh                      3141 Pine Branch Drive                  99.80%
                                          Kissimmee, FL 34741
MID-CAP GROWTH FUND
Tricia H. Mills CUST                      155 N. Lake #1030                       49.89%
Tyra Hunter Mills                         Pasadena, CA 91101
Unif Trans Min Act -CA

Tricia H. Mills CUST                      155 N. Lake #1030                       49.89%
Brigitte Easton Mills                     Pasadena, CA 91101
Unif Trans Min Act -CA

MID-CAP VALUE FUND
Donaldson Lufkin Jenrette                 P.O. Box 2052                           99.97%
Securities Corporation Inc.               Jersey City, 07303

SHORT-TERM BOND FUND
Donaldson Lufkin Jenrette                 P.O. Box 2052                           35.20%
Securities Corporation Inc.               Jersey City, 07303
A/C 7700000000-4

Donaldson Lufkin Jenrette                 P.O. Box 2052                            9.54%
Securities Corporation Inc.               Jersey City, 07303

Donaldson Lufkin Jenrette                 P.O. Box 2052                           16.60%
Securities Corporation Inc.               Jersey City, 07303
A/C 1000020323-7

Donaldson Lufkin Jenrette                 P.O. Box 2052                            9.54%
Securities Corporation Inc.               Jersey City, 07303
A/C 1000020327-9

NFSC FEBO # 137-326321                    8310 Holly Haven Lane                    7.78%
Stephanie S. Lord Cust                    Fairfax Station, VA 22039
Matthew Charles Lord UTMA VA

                                                                              PERCENTAGE OF
SHAREHOLDER                               ADDRESS                              SHARES HELD
-----------                               -------                             -------------

SMALL CAP GROWTH FUND
Donaldson Lufkin Jenrette                 P.O. Box 2052                           68.10%
Securities Corporation Inc.               Jersey City, 07303

Charles Schwab & Co. Inc.                 101 Montgomery St.                      25.47%
Attn. Mutual Fund Dept.                   San Francisco, CA 94104

State Bank of the Lakes Trustee           440 West Lake Street                     6.41%
U/W Of Louise Murrie                      Antioch, IL 60002
FBO William Slater DTD 6-27-88
Trust Department

SMALL CAP VALUE FUND
Chase Manhattan Bank Trustee              770 Broadway                            30.87%
Metlife Defined Contribution              10th Floor
Group; Attn: Judith Trepanowski           New York, NY 10003

Charles Schwab & Co. Inc.                 101 Montgomery St.                      27.37%
Att: Mutual Fund Dept.                    San Francisco, CA 94104
A/C 8700012578-8

Charles Schwab & Co. Inc.                 101 Montgomery St.                       13.40%
Att: Mutual Fund Dept.                    San Francisco, CA 94104
A/C 87000012576-2

STRATEGIC VALUE FUND
Loomis Sayles & Co. L.P.                  One Financial Center                   100.00%
Attn: Paul Sherba                         Boston, MA 02111

WORLDWIDE FUND
Loomis Sayles & Co. L.P.                  One Financial Center                   100.00%
Attn: Paul Sherba                         Boston, MA 02111

  To the extent any of the shareholders listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  Advisory Agreements. Loomis Sayles serves as investment adviser under a separate advisory agreement relating to each of the Bond and High Yield Funds, each dated August 30, 1996, relating to the Growth, Core Value, Small Cap Value, International Equity, Worldwide, Global Bond, U.S. Government Securities, Municipal Bond and Short-Term Bond Funds, each dated August 30, 1996, as amended January 1, 1997, and relating to each of the Small Cap Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Investment Grade Bond, and Intermediate Maturity Bond Funds, each dated December 1, 1996. The advisory agreements relating to each of the Growth, Core Value, Small Cap Value, International Equity, Worldwide, Global Bond, U.S. Government Securities, Municipal Bond and Short-Term Bond Funds were amended effective January 1, 1997 solely for the purpose of reducing the fees payable thereunder. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the board of trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

      FUND                                                                 RATE
      ----                                                                 ----
      Growth.............................................................. .50%
      Core Value.......................................................... .50
      Small Cap Value..................................................... .75
      International Equity................................................ .75
      Worldwide........................................................... .75
      Small Cap Growth.................................................... .75
      Mid-Cap Value....................................................... .75
      Mid-Cap Growth...................................................... .75
      Strategic Value..................................................... .50
      Bond................................................................ .60
      High Yield.......................................................... .60
      Global Bond......................................................... .60
      U.S. Government Securities.......................................... .40
      Municipal Bond...................................................... .40
      Short-Term Bond..................................................... .25
      Investment Grade Bond............................................... .40
      Intermediate Maturity Bond.......................................... .40

  During the periods shown below, pursuant to advisory agreements in effect prior to January 1, 1997 under which fees were payable to Loomis Sayles at the following annual rates by the indicated Funds (expressed as a percentage of average daily net assets): Growth, 0.75%; Core Value, 0.75%; International Equity, 1.00%; Small Cap Value, 1.00%; Bond, 0.60%; Global Bond, 0.75%; U.S. Government, 0.60%; Municipal Bond, 0.60%; Short Term Bond, 0.50%; Worldwide, 0.75%; High Yield, 0.60%, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

                          FISCAL YEAR ENDED 12/31/94   FISCAL YEAR ENDED 12/31/95   FISCAL YEAR ENDED 12/31/96
                          ---------------------------- ---------------------------- -----------------------------
                                         FEE WAIVERS                  FEE WAIVERS                   FEE WAIVERS
                           ADVISORY      AND EXPENSE    ADVISORY      AND EXPENSE     ADVISORY      AND EXPENSE
        FUND                 FEES        ASSUMPTIONS      FEES        ASSUMPTIONS       FEES        ASSUMPTIONS
        ----              ------------- -------------- ------------- -------------- -------------- --------------
Growth..................  $     248,311   $          0 $     319,009   $          0 $      318,602  $          0
Core Value..............        188,066              0       243,025              0        297,001             0
Small Cap Value.........        790,607              0       839,470              0      1,125,160             0
International Equity....        670,041              0       781,765              0        848,205             0
Worldwide...............            N/A            N/A           N/A            N/A         23,335        84,635
Small Cap Growth*.......            N/A            N/A           N/A            N/A            N/A           N/A
Mid-Cap Value*..........            N/A            N/A           N/A            N/A            N/A           N/A
Mid-Cap Growth*.........            N/A            N/A           N/A            N/A            N/A           N/A
Strategic Value*........            N/A            N/A           N/A            N/A            N/A           N/A
Bond....................        511,925              0       917,444              0      2,205,461             0
Global Bond.............        196,543              0       106,447         26,849        119,648        43,855
U.S. Government Securi-
 ties...................        106,524         39,088       107,644         39,836        130,189        40,922
Municipal Bond..........         36,708         83,642        45,872         77,750         48,518       105,784
Short-Term Bond.........         81,344         53,010       124,536          6,383        100,693        34,987
High Yield..............            N/A            N/A           N/A            N/A          2,544        47,964
Investment Grade Bond*..            N/A            N/A           N/A            N/A            N/A           N/A
Intermediate Maturity
 Bond*..................            N/A            N/A           N/A            N/A            N/A           N/A

--------
* The Small Cap Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Investment Grade Bond and Intermediate Maturity Bond Funds commenced investment operations on January 2, 1997.

  The Trust pays the compensation of its trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

  Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances which would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

  As described in the Prospectus, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

  Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

  Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

  Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Capital Growth Fund, New England Strategic Income Fund, New England Star Advisers Fund; New England Star Small Cap Fund and New England Balanced Fund, which are series of New England Funds Trust I, a registered open- end management investment company, New England High Income Fund, a series of New England Fund Trust II, a registered, open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company, and to the Balanced Series, the Avanti Growth Series and the Small Cap Series of New England Zenith Fund, which is also a registered open-end management investment company, as well as to Loomis Sayles Investment Trust, also a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

  Loomis Sayles' sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.

  Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

  Distribution Agreement and Rule 12b-1 Plans. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P. serves as the general distributor of each class of shares of the Funds. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

  As described in the Prospectuses, the Funds (other than the U.S. Government Securities and Municipal Bond Funds) have adopted Rule 12b-1 plans (the "Plans") for their Retail Class shares which, among other things, permit them to pay the Fund's distributor (currently Loomis Sayles Distributors, L.P.) monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the board of trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

  Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Retail Class shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class shares of the Fund requires approval of the Retail Class shareholders of that Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

  The Distribution Agreement may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

  The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire board of trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

  Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

  Independent Accountants. The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1995 Annual Report have been so incorporated, in reliance on the reports of Coopers & Lybrand, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds, other than the International Equity and Worldwide Funds, will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  International Equity and Worldwide Funds. In placing orders for the purchase and sale of securities for the International Equity and Worldwide Funds, Loomis Sayles follows the same policies as for the other Funds, except that Loomis Sayles may cause the International Equity and Worldwide Funds to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for those Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and its other clients. Loomis Sayles's authority to cause the International Equity and Worldwide Funds to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

  The following three tables set forth, for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, respectively, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which brokerage commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period. Funds not listed in a table did not pay brokerage commissions during the relevant period.

                      FISCAL YEAR ENDED DECEMBER 31, 1994

                                               (1)                      (3)
                                            AGGREGATE      (2)      COMMISSIONS
                                            BROKERAGE    DIRECTED   ON DIRECTED
      FUND                                 COMMISSIONS TRANSACTIONS TRANSACTIONS
      ----                                 ----------- ------------ ------------
      Growth..............................  $ 44,867   $ 35,606,334   $ 44,867
      Core Value..........................  $ 50,131   $ 28,909,781   $ 50,131
      Small Cap Value.....................  $179,677   $130,509,692   $179,677
      International Equity................  $712,614   $158,862,963   $712,614

                      FISCAL YEAR ENDED DECEMBER 31, 1995

                                               (1)                      (3)
                                            AGGREGATE      (2)      COMMISSIONS
                                            BROKERAGE    DIRECTED   ON DIRECTED
      FUND                                 COMMISSIONS TRANSACTIONS TRANSACTIONS
      ----                                 ----------- ------------ ------------
      Growth.............................. $   49,657  $ 43,318,381  $   49,657
      Core Value.......................... $   55,978  $ 13,062,283  $   20,980
      Small Cap Value..................... $  584,643  $  8,919,867  $   21,655
      International Equity................ $  824,038  $198,137,121  $  824,038

                      FISCAL YEAR ENDED DECEMBER 31, 1996

                                               (1)                      (3)
                                            AGGREGATE      (2)      COMMISSIONS
                                            BROKERAGE    DIRECTED   ON DIRECTED
      FUND                                 COMMISSIONS TRANSACTIONS TRANSACTIONS
      ----                                 ----------- ------------ ------------
      Growth.............................. $   81,708   $97,799,290  $   81,708
      Core Value.......................... $   64,033   $17,907,024  $   28,782
      Small Cap Value..................... $  248,992   $15,896,278  $   45,316
      International Equity................ $1,002,393  $257,530,857  $1,002,393
      Worldwide........................... $    9,631  $          0  $        0

                           DESCRIPTION OF THE TRUST

  The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

  The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

  The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

  The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the U.S. Government Securities and Municipal Bond Funds) are currently divided into two classes, designated Retail Class and Institutional Class. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

  The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the trustees may also terminate the Trust or any Fund upon written notice to the shareholders. As a matter of policy, however, the trustees will not terminate the Trust or any Fund without submitting the matter to a vote of the shareholders of the Trust or the relevant Fund.

VOTING RIGHTS

  As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

  The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

  There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

  Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

  No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

  The procedures for purchasing shares of each Fund are summarized in the Prospectus under "How to Purchase Shares."

NET ASSET VALUE

  The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

  A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. Certificates representing shares are issued only upon written request to BFDS but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

  The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

  The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

  A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided therein, provided that the account has a value of at least $10,000 at the time the plan is established.

  Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

  Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILAGE

  Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase shares of any other Fund or of New England Cash Management Trust or New England Tax Exempt Money Market Trust. Exchange of shares of the High Yield Fund purchased within one year of such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another fund, the one-year period shall be deemed to begin on the date of such purchase by exchange. This option is summarized in the Prospectus under "Shareholder Services--Free Exchange Privilege."

  Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with BFDS, or
(2) sending a written exchange request to BFDS accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAS

  Under "Shareholder Services--Retirement Plans," the Prospectus refers to IRAs established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund, although it is expected that shares of the Municipal Bond Fund would ordinarily not be an appropriate investment for these plans.

  All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

  Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

  The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

  Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

  If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to BFDS at 800-626-9390. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by BFDS prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by BFDS and a new request will be necessary.

  In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from BFDS. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to BFDS a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, BFDS, Loomis Sayles Distributors, L.P. and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the High Yield Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund redeemed within one (1) year of purchase, if applicable. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

  A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

  As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

  Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to BFDS. In order for a change to be in effect for any dividend or distribution, it must be received by BFDS on or before the record date for such dividend or distribution.

  As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months;
(iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

  An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

  Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Bond Fund, as described in the Prospectus) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

  Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

  The International Equity, Worldwide and Global Bond Funds each may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limit the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The International Equity, Worldwide and Global Bond Funds will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by each such Fund to foreign countries.

  Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

  Each Fund may limit its investments in certain "passive foreign investment companies" in order to avoid certain taxes that arise as a result of such investments.

  Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

  Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

  The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             FINANCIAL STATEMENTS

  The financial statements of each Fund included in the Trust's 1996 Annual Report, filed with the Securities and Exchange Commission on March 7, 1997, are incorporated by reference to such Report.

                     CALCULATION OF YIELD AND TOTAL RETURN

  Yield. Yield with respect to a Fund will be computed by dividing such Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

  At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of that Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

  Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period;
(3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

  Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Bond, Global Bond, U.S. Government Securities, Municipal Bond, Short-Term Bond, Investment Grade Bond, Intermediate Maturity Bond, High Yield and Worldwide Funds may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

  Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

  Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

  Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

  CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

  Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

  Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

  Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

  Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

  Lehman Brothers 1-3 Year Government Index. The Index contains fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

  Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

  Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

  MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

  MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

  Merrill Lynch Government/Corporate Index. The Merrill Lynch
Government/Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

  Merrill Lynch High Yield Index. The Merrill Lynch High Yield Index includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

  Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

  Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

  Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

  From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

  The manner in which total return and yield of the Funds will be calculated for public use is described above. The following table summarizes the calculation of total return and yield for Institutional Class shares of the Funds, where applicable, (i) for the one-year period ended December 31, 1996,
(ii) for the three-year period ended December 31, 1996, (iii) the five-year period ended December 31, 1996 and (iv) since the commencement of investment operations (May, 1991 for all Funds other than the Intermediate Maturity Bond, Investment Grade Bond, Mid-Cap Growth, Mid-Cap Value, Short-Term Bond, Small Cap Growth, Strategic Value, and Worldwide Funds, January, 1997 for the Intermediate Bond, Investment Grade Bond, Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds, August, 1992 for the Short-Term Bond Fund, and May, 1996 for the Worldwide Fund) through December 31, 1996. None of the Funds had commenced investment operations with respect to Retail Class Shares, and the Intermediate Maturity Bond, Investment Grade Bond, Mid-Cap Growth, Mid-Cap Value, Small Cap Growth, and Strategic Value Funds had not commenced investment operations with respect to Institutional Class shares as of December 31, 1996.

                               PERFORMANCE DATA

                                               AVERAGE ANNUAL TOTAL RETURN
                         ------------------------------------------------------------------------
                                              FOR THE
                                     FOR THE   THREE-                    FROM          FROM
                                     ONE-YEAR   YEAR      FOR THE      MODIFIED    COMMENCEMENT
                         CURRENT SEC  PERIOD   PERIOD    FIVE-YEAR    INCEPTION  OF OPERATIONS***
                            YIELD     ENDED    ENDED       PERIOD      THROUGH       THROUGH
                         AT 12/31/96 12/31/96 12/31/96 ENDED 12/31/96 12/31/96**     12/31/96
                         ----------- -------- -------- -------------- ---------- ----------------
FUND
Growth..................     N/A      19.86%   14.77%      11.39%       13.27%        14.42%
Core Value..............     N/A      21.16%   17.54%      15.70%       14.27%        15.21%
Small Cap Value.........     N/A      30.35%   16.47%      17.38%       20.59%        20.85%
International Equity....     N/A      18.30%    8.11%      10.69%       10.33%        10.11%
Worldwide...............     N/A        N/A      N/A         N/A         8.26%         9.24%
Bond....................    7.88%     10.29%   11.77%      14.29%       14.52%        14.32%
Global Bond.............    5.92%     15.02%    9.17%       8.50%       10.63%        10.51%
U.S. Government Securi-
 ties...................    6.05%      1.32%    5.33%       8.02%        9.86%         9.86%
Municipal Bond..........    4.57%      3.33%    4.45%       6.80%        7.51%         7.55%
Short-Term Bond.........    5.51%      4.68%    5.62%        N/A         5.59%         5.60%
High Yield..............    9.34%       N/A      N/A         N/A         1.73%         3.05%

--------
  * Performance (for other than the one-year and three-year periods for the Growth, Core Value, Small Cap Value and Bond Funds, and the one-year period for the International Equity Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows: Growth, 11.38%, 13.26% and 14.41% for the five-year period, the period since modified inception and the period since commencement of operations, respectively; Core Value, 15.61%, 14.14% and 15.08% for the five-year period, the period since modified inception and the period since commencement of operations, respectively; Small Cap

    Value, 17.36%, 20.53% and 20.79% for the five-year period, the period since modified inception and the period since commencement of operations, respectively; International Equity, 8.11%, 10.49%, 10.01% and 9.79% for the three-year period, the five-year period, the period since modified inception and the period since commencement of operations, respectively; Worldwide, 6.45% and 7.43% for the period since modified inception and the period since commencement of operations; Bond, 14.23%, 14.42% and 14.22% for the five-year period, the period since modified inception, and the period since commencement of operations, respectively; Global Bond, 5.65% (yield), and 14.75%, 9.04%, 8.28%, 10.27% and 10.15% for the one-year period, the three-year period, the five-year period, the period since modified inception and the period since commencement of operations, respectively; U.S. Government Securities, 5.86% (yield), and 1.13%, 5.14%, 7.74%, 9.54% and 9.54% for the one-year period, the three-year period, the five-year period, the period since modified inception and the period since commencement of operations, respectively; Municipal Bond, 5.26% (yield), and 2.01%, 3.29%, 4.81%, 4.11% and 4.15% for the one-year period, the three-year period, the five-year period, the period since modifiefd inception and the period since commencement of operations, respectively; Short- Term Bond, 5.34% (yield), and 4.51%, 5.47%, 5.18% and 5.19% for the one-year period, the three-year period, the period since modified inception and the period since commencement of investment operations, respectively; and High Yield, 6.62% (yield), (1.11)% and (.38)% for the period since modified inception and the period since commencement of operations.
 ** The modified inception date is the nearest month end date following actual commencement of operations. For the Short-Term Bond Fund the modified inception date is August 31, 1992, for the Worldwide Fund--May 31, 1996, for the High Yield Fund--September 30, 1996 and for all other Funds--May 31, 1991.
*** Actual Inception Dates:

      Growth................................................. May 16, 1991
      Core Value............................................. May 13, 1991
      Small Cap Value........................................ May 13, 1991
      International Equity................................... May 10, 1991
      Worldwide.............................................. May 1, 1996
      Bond................................................... May 16, 1991
      Global Bond............................................ May 10, 1991
      U.S. Government Securities............................. May 21, 1991
      Municipal Bond......................................... May 29, 1991
      Short-Term Bond........................................ August 3, 1992
      High Yield............................................. September 11, 1996

               PORTFOLIO MANAGERS' PAST PERFORMANCE INFORMATION

EQUITY FUNDS--INSTITUTIONAL

  The performance information presented in the tables below relates to institutional private accounts and mutual funds managed by the portfolio managers of the Small Cap Growth Fund and the Strategic Value Fund that have investment objectives and policies substantially similar to those of the relevant Fund. Performance information presented does not reflect each account's first partial calendar quarter under management, if any. The accounts are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or subchapter M of the Internal Revenue Code. The performance results for the accounts shown below might have been less favorable had the accounts been subject to regulation as investment companies under the relevant federal laws. The Funds are newly organized and have no performance record of their own through December 31, 1996. The information below should not be considered a prediction of the future performance of any Fund. The performance of the Funds may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. Except as otherwise noted, the performance information shown below for the accounts and funds described below is adjusted to give effect to the higher of the level of the actual expenses of the accounts during the periods shown or the annualized expenses projected for the relevant Fund's Institutional Class shares during the 1997 fiscal year. Total return information presented below represents average annual total return for all periods other than year-to-date periods, for which cumulative total return is presented.

SMALL CAP GROWTH ACCOUNTS

  Christopher R. Ely, Portfolio Manager of the Small Cap Growth Fund, and Philip C. Fine and David L. Smith, Assistant Portfolio Managers of the Small Cap Growth Fund, also serve, and have served, in those capacities for certain other separate accounts that have investment objectives and investment policies substantially similar to those of the Small Cap Growth Fund (the "Small Cap Growth Accounts"). Prior to July 22, 1996, Messrs. Ely, Fine and Smith were affiliated with another advisory firm, and not with Loomis Sayles. The following table shows total returns for the year-to-date, one-year and two-year periods ended June 30, 1996 for the Small Cap Growth Accounts. The table also shows the total return of the Lipper Small Company Growth Mutual Fund Index and the Russell 2000 Index for the same periods. The information presented in the paragraph below the table represents the total return of the Keystone Institutional Small Capitalization Growth Fund and Keystone Small Company Growth Fund II, which have investment objectives and policies substantially similar to those of the Small Cap Growth Fund and which, from their inception through July 11, 1996, were managed by Messrs. Ely, Fine and Smith in their capacities as employees of the firm with which they were then affiliated.

                                SMALL CAP      LIPPER SMALL COMPANY  RUSSELL
                            GROWTH ACCOUNTS(1)  MUTUAL FUND INDEX   2000 INDEX
                            ------------------ -------------------- ----------
Year-To-Date 1/1/96 to
 6/30/96...................       12.49%              14.08%          10.40%
One Year 7/1/95 to
 6/30/96...................       49.75%              30.12%          23.94%
Two-Year/Since Inception
 (Annualized) 7/1/94 to
 6/30/96...................       47.53%              28.04%          21.99%

  The total return for the Keystone Institutional Small Capitalization Growth Fund was 16.50% since inception (December 28, 1995 to June 30, 1996). The total return for the Keystone Small Company Growth Fund II was 7.10% for the period since inception (February 20, 1996) to June 30, 1996. The total returns for the Keystone Institutional Small Capitalization Growth Fund and the Keystone Small Company Growth Fund II were not included in the calculation of the total returns for the Small Cap Growth Accounts shown in the table.

  Messrs. Ely, Fine and Smith began managing Small Cap Growth Accounts at Loomis Sayles on September 16, 1996. For the period September 16, 1996 through December 31, 1996, the total return of the Small Cap Growth Accounts was 7.50%. For the period, October 1, 1996 (the first month beginning after Messrs. Ely, Fine and Smith began managing Small Cap Growth Accounts at Loomis Sayles) through December 31, 1996, the total return of the Small Cap Growth Accounts was 3.91%, the total return of the Lipper Small Company Mutual Fund Index was (0.95%) and the total return of the Russell 2000 Index was 5.20%.

--------
(1) The composite average annual and total return data presented above under "Small Cap Growth Accounts" represent all of the accounts which (1) were managed by the Loomis Sayles managers during the periods shown, (2) have transferred their portfolio assets to Loomis Sayles and (3) are currently being managed by the Loomis Sayles managers. The composite average annual and total return data do not include accounts which were managed by the Loomis Sayles managers during the periods shown, but were not transferred to Loomis Sayles.

STRATEGIC VALUE ACCOUNTS

  Philip J. Schettewi, portfolio manager of the Strategic Value Fund, also serves as portfolio manager for certain other separate accounts that have investment objectives and policies that are substantially similar to those of the Strategic Value Fund (the "Strategic Value Accounts"). The following table shows the total returns for the year-to-date, one-year, three-year, five-year and since inception periods for the Strategic Value Accounts.

The table also shows the total return of the Lipper Growth & Income Mutual Fund Index and the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") for the same periods.

                                STRATEGIC VALUE LIPPER GROWTH & INCOME
                                   ACCOUNTS       MUTUAL FUND INDEX    S&P 500
                                --------------- ---------------------- -------
One Year 1/1/96 to 12/31/96....      19.80%             20.69%          22.95%
Three-Year (Annualized) 1/1/94
 to 12/31/96...................      12.76%             16.38%          19.65%
Five-Year (Annualized) 1/1/92
 to 12/31/96...................      16.48%             14.65%          15.20%
Since Inception (Annualized)
 3/31/91 to 12/31/96...........      16.35%             14.83%          15.68%

EQUITY FUNDS--RETAIL

  The performance information presented in the tables below relates to institutional private accounts and mutual funds managed by the portfolio managers of the Small Cap Growth Fund and the Strategic Value Fund that have investment objectives and policies substantially similar to those of the relevant Fund. Performance information presented does not reflect each account's first partial calendar quarter under management, if any. The accounts are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or subchapter M of the Internal Revenue Code. The performance results for the accounts shown below might have been less favorable had the accounts been subject to regulation as investment companies under the relevant federal laws. The Funds are newly organized and have no performance record of their own through December 31, 1996. The information below should not be considered a prediction of the future performance of any Fund. The performance of the Funds may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. Except as otherwise noted, the performance information shown below for the accounts and funds described below is adjusted to give effect to the higher of the level of the actual expenses of the accounts during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the 1997 fiscal year. Total return information presented below represents average annual total return for all periods other than year-to-date periods, for which cumulative total return is presented.

SMALL CAP GROWTH ACCOUNTS

  Christopher R. Ely, Portfolio Manager of the Small Cap Growth Fund, and Philip C. Fine and David L. Smith, Assistant Portfolio Managers of the Small Cap Growth Fund, also serve, and have served, in those capacities for certain other separate accounts that have investment objectives and investment policies substantially similar to those of the Small Cap Growth Fund (the "Small Cap Growth Accounts"). Prior to July 22, 1996, Messrs. Ely, Fine and Smith were affiliated with another advisory firm, and not with Loomis Sayles. The following table shows total returns for the year-to-date, one-year and two-year periods ended June 30, 1996 for the Small Cap Growth Accounts. The table also shows the total return of the Lipper Small Company Growth Mutual Fund Index and the Russell 2000 Index for the same periods. The information presented in the paragraph below the table represents the total return of the Keystone Institutional Small Capitalization Growth Fund and Keystone Small Company Growth Fund II, which have investment objectives and policies substantially similar to those of the Small Cap Growth Fund and which, from their inception through July 11, 1996, were managed by Messrs. Ely, Fine and Smith in their capacities as employees of the firm with which they were then affiliated.

                                SMALL CAP      LIPPER SMALL COMPANY  RUSSELL
                            GROWTH ACCOUNTS(1)  MUTUAL FUND INDEX   2000 INDEX
                            ------------------ -------------------- ----------
Year To-Date 1/1/96 to
 6/30/96...................       12.35%              14.08%          10.40%
One Year 7/1/95 to
 6/30/96...................       49.39%              30.12%          23.94%
Two Year/Since Inception
 (Annualized) 7/1/94 to
 6/30/96...................       47.17%              28.04%          21.99%

  The total return for the Keystone Institutional Small Capitalization Growth Fund was 16.50% since inception (December 28, 1995 to June 30, 1996). The total return for the Keystone Small Company Growth Fund II was 7.10% for the period since inception (February 20, 1996) to June 30, 1996. The total returns for the

Keystone Institutional Small Capitalization Growth Fund and the Keystone Small Company Growth Fund II were not included in the calculation of the total returns for the Small Cap Growth Accounts shown in the table.

  Messrs. Ely, Fine and Smith began managing Small Cap Growth Accounts at Loomis Sayles on September 16, 1996. For the period September 16, 1996 through December 31, 1996, the total return of the Small Cap Growth Accounts was 7.41%. For the period, October 1, 1996 (the first month beginning after Messrs. Ely, Fine and Smith began managing Small Cap Growth Accounts at Loomis Sayles) through December 31, 1996, the total return of the Small Cap Growth Accounts was 3.85%, the total return of the Lipper Small Company Mutual Fund Index was (0.95%) and the total return of the Russell 2000 Index was 5.20%.
--------
(1) The composite average annual and total return data presented above under "Small Cap Growth Accounts" represent all of the accounts which (1) were managed by the Loomis Sayles managers during the periods shown, (2) have transferred their portfolio assets to Loomis Sayles and (3) are currently being managed by the Loomis Sayles managers. The composite average annual and total return data do not include accounts which were managed by the Loomis Sayles managers during the periods shown, but were not transferred to Loomis Sayles.

STRATEGIC VALUE ACCOUNTS

  Philip J. Schettewi, portfolio manager of the Strategic Value Fund, also serves as portfolio manager for certain other separate accounts that have investment objectives and policies that are substantially similar to those of the Strategic Value Fund (the "Strategic Value Accounts"). The following table shows the total returns for the year-to-date, one-year, three-year, five-year and since inception periods for the Strategic Value Accounts. The table also shows the total return of the Lipper Growth & Income Mutual Fund Index and the Standard & Poor's/500 Composite Stock Price Index (the "S&P 500") for the same periods.

                                STRATEGIC VALUE LIPPER GROWTH & INCOME
                                   ACCOUNTS       MUTUAL FUND INDEX    S&P 500
                                --------------- ---------------------- -------
One Year 1/1/96 to 12/31/96....      19.23%             20.69%          22.95%
Three-Year (Annualized) 1/1/94
 to 12/31/96...................      12.22%             16.38%          19.65%
Five-Year (Annualized) 1/1/92
 to 12/31/96...................      15.92%             14.65%          15.20%
Since Inception (Annualized)
 3/31/91 to 12/31/96...........      15.79%             14.83%          15.68%

FIXED INCOME FUNDS--INSTITUTIONAL

  The performance information presented in the tables below relates to the institutional private accounts and mutual funds managed by the portfolio managers of the High Yield, Investment Grade Bond and Intermediate Maturity Bond Funds that have investment objectives and policies substantially similar to those of the respective Fund. Performance information presented does not reflect each account's first partial calendar quarter under management, if any. The accounts are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or subchapter M of the Internal Revenue Code. The performance results for the accounts shown below might have been less favorable had the accounts been subject to regulation as investment companies under the relevant federal laws. The Funds (other than the High Yield Fund, which commenced investment operations on September 11, 1996) are newly organized and have no performance record of their own through December 31, 1996. For information relating to the peformance of the High Yield Fund, see "PERFORMANCE DATA," above. The information below should not be considered a prediction of the future performance of any Fund. The performance may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. All private account performance information shown below is adjusted to give effect to the higher of the level of the actual expenses of the accounts described below during the periods shown or the annualized expenses projected for the relevant Fund's Institutional Class shares during the 1997 fiscal year. Total return information presented below represents average annual total return for all periods other than year-to-date periods, for which cumulative total return is presented.

HIGH YIELD ACCOUNTS

  Daniel J. Fuss and Kathleen C. Gaffney, portfolio manager and associate portfolio manager of the High Yield Fund, also serve in the same capacities for certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the High Yield Fund (the "High Yield Accounts"). The following table shows the total return for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 1996 for the High Yield Accounts. The table also shows the total return of the Lipper High Current Yield Mutual Fund Index and the Merrill Lynch High Yield Index for the same periods. The information presented in the paragraph below the table represents the total return of the Loomis Sayles High Yield Fixed Income Fund, a series of Loomis Sayles Investment Trust which has an investment objective and investment policies substantially similar to those of the High Yield Fund.

                                           LIPPER HIGH CURRENT  MERRILL LYNCH
                                HIGH YIELD    YIELD MUTUAL          MASTER
                                 ACCOUNTS      FUND INDEX      HIGH YIELD INDEX
                                ---------- ------------------- ----------------
One Year 1/1/96 to 12/31/96...    11.05%          12.66%            11.06%
Three-Year (Annualized) 1/1/94
 to 12/31/96..................    11.72%           8.40%             9.59%
Five-Year (Annualized) 1/1/92
 to 12/31/96..................    16.61%          12.56%            12.76%
Ten-Year (Annualized) 1/1/87
 to 12/31/96..................    13.31%           9.75%            11.25%

  The total return of the High Yield Fixed Income Fund was 7.68% for the period from inception (June 5, 1996) to December 31, 1996. The total return of the High Yield Fixed Income Fund was not included in the calculation of the total returns for the High Yield Accounts shown in the table. The performance information presented for the High Yield Fixed Income Fund has not been adjusted to reflect that the Fund's expense ratio is expected to be higher than the expense ratio of the High Yield Fixed Income Fund. If adjustments were made to reflect the Fund's higher expense level, the total return presented would be lower.

INVESTMENT GRADE BOND ACCOUNTS

  Daniel J. Fuss, portfolio manager of the Investment Grade Bond Fund, also serves as the portfolio manager of certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the Investment Grade Bond Fund (the "Investment Grade Bond Accounts"). The following table shows the total return for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 1996 for the Investment Grade Bond Accounts. The following table also shows the total return of the Lipper BBB Rated Bond Mutual Fund Index and the Lehman Brothers Government/Corporate Bond Index for the same periods. The information presented in the paragraph below the table represents the total return of the Loomis Sayles Investment Grade Fixed Income Fund, a series of Loomis Sayles Investment Trust which has an investment objective and investment policies substantially similar to those of the Investment Grade Bond Fund.

                                                    LIPPER BBB
                                                    RATED BOND LEHMAN BROTHERS
                                   INVESTMENT GRADE   MUTUAL   GOV'T/CORPORATE
                                    BOND ACCOUNTS   FUND INDEX   BOND INDEX
                                   ---------------- ---------- ---------------
One Year 1/1/96 to 12/31/96.......       6.01%         4.12%        2.90%
Three-Year (Annualized) 1/1/94 to
 12/31/96.........................       8.32%         6.10%        5.79%
Five-Year (Annualized) 1/1/92 to
 12/31/96.........................      10.25%         7.81%        7.18%
Ten-Year (Annualized) 1/1/87 to
 12/31/96.........................      10.53%         8.44%        8.38%

  The total return for the Loomis Sayles Investment Grade Fixed Income Fund was 15.54% for the period since inception (July 1, 1994), 16.68% for the two-year period and 10.87% for the one-year period, in each case ended December 31, 1996 (annualized for periods greater than one year). The total return of the Investment Grade Fixed Income Fund was not included in the calculation of the total return of the Investment Grade Bond Accounts shown in the table. The performance information presented for the Investment Grade Fixed Income Fund has not been adjusted to reflect that the Fund's expense ratio is expected to be higher than the expense ratio of the Investment Grade Fixed Income Fund. If adjustments were made to reflect the Fund's higher expense level, the total return presented would be lower.

INTERMEDIATE MATURITY ACCOUNTS

  Anthony J. Wilkins, portfolio manager of the Intermediate Maturity Bond Fund, also serves as the portfolio manager of certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the Intermediate Maturity Bond Fund's (the "Intermediate Maturity Accounts"). The following table shows the total returns for the year-to-date, one-year, three-year and since inception periods ended December 31,1996 for the Intermediate Maturity Accounts. The table also shows the total return of the Lipper Intermediate Investment Grade Debt Mutual Fund Index and the Lehman Brothers Government/Corporate Intermediate Bond Index for the same periods.

                                                               LEHMAN BROTHERS
                            INTERMEDIATE  LIPPER INTERMEDIATE  GOV'T/CORPORATE
                              MATURITY   INVESTMENT GRADE DEBT  INTERMEDIATE
                              ACCOUNTS     MUTUAL FUND INDEX     BOND INDEX
                            ------------ --------------------- ---------------
One Year 1/1/96 to
 12/31/96..................     5.62%            3.20%              4.05%
Three-Year (Annualized)
 1/1/94 to 12/31/96........     7.38%            5.37%              5.58%
Since Inception
 (Annualized) 6/30/92 to
 12/31/96..................     8.59%            6.77%              6.58%

FIXED INCOME FUNDS--RETAIL

  The performance information presented in the tables below relates to the institutional private accounts and mutual funds managed by the portfolio managers of the High Yield, Investment Grade Bond and Intermediate Maturity Bond Funds that have investment objectives and policies substantially similar to those of the respective Fund. Performance information presented does not reflect each account's first partial calendar quarter under management, if any. The accounts are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or subchapter M of the Internal Revenue Code. The performance results for the accounts shown below might have been less favorable had the accounts been subject to regulation as investment companies under the relevant federal laws. The Funds (other than the High Yield Fund, which commenced investment operations on September 11, 1996) are newly organized and have no performance record of their own through December 31, 1996. For information relating to the performance of the High Yield Fund, see "PEFORMANCE DATA," above. The information below should not be considered a prediction of the future performance of any Fund. The performance may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. All private account performance information shown below is adjusted to give effect to the higher of the level of the actual expenses of the accounts described below during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the 1997 fiscal year. Total return information presented below represents average annual total return for all periods other than year-to-date periods, for which cumulative total return is presented.

HIGH YIELD ACCOUNTS

  Daniel J. Fuss and Kathleen C. Gaffney, portfolio manager and associate portfolio manager of the High Yield Fund, also serve in the same capacities for certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the High Yield Fund (the "High Yield Accounts"). The following table shows the total return for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 1996 for the High Yield Accounts. The table also shows the total return of the Lipper High Current Yield Mutual Fund Index and the Merrill Lynch High Yield Index for the same periods. The information presented in the paragraph below the table represents the total return of the Loomis Sayles High Yield Fixed Income Fund, a series of Loomis Sayles Investment Trust which has an investment objective and investment policies substantially similar to those of the High Yield Fund.

                                                               MERRILL LYNCH
                         HIGH YIELD LIPPER HIGH CURRENT YIELD      MASTER
                          ACCOUNTS      MUTUAL FUND INDEX     HIGH YIELD INDEX
                         ---------- ------------------------- ----------------
One Year 1/1/96 to
 12/31/96...............   10.78%             12.66%               11.06%
Three-Year (Annualized)
 1/1/94 to 12/31/96.....   11.45%              8.40%                9.59%
Five-Year (Annualized)
 1/1/92 to 12/31/96.....   16.33%             12.56%               12.76%
Ten-Year (Annualized)
 1/1/87 to 12/31/96.....   13.03%              9.75%               11.25%

  The total return of the High Yield Fixed Income Fund was 7.68% for the period from inception (June 5, 1996) to December 31, 1996. The total return of the High Yield Fixed Income Fund was not included in the calculation of the total returns for the High Yield Accounts shown in the table. The performance information presented for the High Yield Fixed Income Fund has not been adjusted to reflect that the Fund's expense ratio is expected to be higher than the expense ratio of the High Yield Fixed Income Fund. If adjustments were made to reflect the Fund's higher expense level, the total return presented would be lower.

INVESTMENT GRADE BOND ACCOUNTS

  Daniel J. Fuss, portfolio manager of the Investment Grade Bond Fund, also serves as the portfolio manager of certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the Investment Grade Bond Fund (the "Investment Grade Bond Accounts"). The following table shows the total return for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 1996 for the Investment Grade Bond Accounts. The following table also shows the total return of the Lipper BBB Rated Bond Mutual Fund Index and the Lehman Brothers Government/Corporate Bond Index for the same periods. The information presented in the paragraph below the table represents the total return of the Loomis Sayles Investment Grade Fixed Income Fund, a series of Loomis Sayles Investment Trust which has an investment objective and investment policies substantially similar to those of the Investment Grade Bond Fund.

                                                    LIPPER BBB
                                                    RATED BOND LEHMAN BROTHERS
                                   INVESTMENT GRADE   MUTUAL   GOV'T/CORPORATE
                                    BOND ACCOUNTS   FUND INDEX   BOND INDEX
                                   ---------------- ---------- ---------------
One Year 1/1/96 to 12/31/96.......       5.75%         4.12%        2.90%
Three-Year (Annualized) 1/1/94 to
 12/31/96.........................       8.06%         6.10%        5.79%
Five-Year (Annualized) 1/1/92 to
 12/31/96.........................       9.98%         7.81%        7.18%
Ten-Year (Annualized) 1/1/87 to
 12/31/96.........................      10.27%         8.44%        8.38%

  The total return for the Loomis Sayles Investment Grade Fixed Income Fund was 15.54% for the period since inception (July 1, 1994), 16.68% for the two-year period and 10.87% for the one-year period, in each case ended December 31, 1996. The total return of the Investment Grade Fixed Income Fund was not included in the calculation of the total return of the Investment Grade Bond Accounts shown in the table. The performance information presented for the Investment Grade Fixed Income Fund has not been adjusted to reflect that the Fund's expense ratio is expected to be higher than the expense ratio of the Investment Grade Fixed Income Fund. If adjustments were made to reflect the Fund's higher expense level, the total return presented would be lower.

INTERMEDIATE MATURITY ACCOUNTS

  Anthony J. Wilkins, portfolio manager of the Intermediate Maturity Bond Fund, also serves as the portfolio manager of certain other separate accounts that have investment objectives and investment policies that are substantially similar to those of the Intermediate Maturity Bond Fund's (the "Intermediate Maturity Accounts"). The following table shows the total returns for the year-to-date, one-year, three-year and since inception periods ended December 31, 1996 for the Intermediate Maturity Accounts. The table also shows the total return of the Lipper Intermediate Investment Grade Debt Mutual Fund Index and the Lehman Brothers Government/Corporate Intermediate Bond Index for the same periods.

                                                      LIPPER
                                                   INTERMEDIATE
                                                    INVESTMENT  LEHMAN BROTHERS
                                      INTERMEDIATE    GRADE     GOV'T/CORPORATE
                                        MATURITY   DEBT MUTUAL   INTERMEDIATE
                                        ACCOUNTS    FUND INDEX    BOND INDEX
                                      ------------ ------------ ---------------
One Year 1/1/96 to 12/31/96.........      5.36%        3.20%         4.05%
Three-Year (Annualized) 1/1/94 to
 12/31/96...........................      7.12%        5.37%         5.58%
Since Inception (Annualized) 6/30/92
 to 12/31/96........................      8.33%        6.77%         6.58%

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                        Financial Services Week
Adam Smith's Money World                  Financial World
America On Line                           Fitch Insights
Anchorage Daily News                      Forbes
Atlanta Constitution                      Fort Worth Star-Telegram
Atlanta Journal                           Fortune
Arizona Republic                          Fox Network and affiliates
Austin American Statesman                 Fund Action
Baltimore Sun                             Fund Decoder
Bank Investment Marketing                 Global Finance
Barron's                                  (the) Guarantor
Bergen County Record (NJ)                 Hartford Courant
Bloomberg Business News                   Houston Chronicle
Bond Buyer                                INC
Boston Business Journal                   Indianapolis Star
Boston Globe                              Individual Investor
Boston Herald                             Institutional Investor
Broker World                              International Herald Tribune
Business Radio Network                    Internet
Business Week                             Investment Advisor
CBS and affiliates                        Investment Company Institute
CDA Investment Technologies               Investment Dealers Digest
CFO                                       Investment Profiles
Changing Times                            Investment Vision
Chicago Sun Times                         Investor's Daily
Chicago Tribune                           IRA Reporter
Christian Science Monitor                 Journal of Commerce
Christian Science Monitor News Service    Kansas City Star
Cincinnati Enquirer                       KCMO (Kansas City)
Cincinnati Post                           KOA-AM (Denver)
CNBC                                      LA Times
CNN                                       Leckey, Andrew (syndicated column)
Columbus Dispatch                         Life Association News
CompuServe                                Lifetime Channel
Dallas Morning News                       Miami Herald
Dallas Times-Herald                       Milwaukee Sentinel
Denver Post                               Money Magazine
Des Moines Register                       Money Maker
Detroit Free Press                        Money Management Letter
Donoghues Money Fund Report               Morningstar
Economist                                 Mutual Fund Market News
Dorfman, Dan (syndicated column)          Mutual Funds Magazine
Dow Jones News Service                    National Public Radio
FACS of the Week                          National Underwriter
Fee Adviser                               NBC and affiliates
Financial News Network                    New England Business
Financial Planning                        New England Cable News
Financial Planning on Wall Street         New Orleans Times-Picayune
Financial Research Corp.                  New York Daily News

New York Times                            Smart Money
Newark Star Ledger                        St. Louis Post Dispatch
Newsday                                   St. Petersburg Times
Newsweek                                  Standard & Poor's Outlook
Nightly Business Report                   Standard & Poor's Stock Guide
Orange County Register                    Stanger's Investment Advisor
Orlando Sentinel                          Stockbroker's Register
Palm Beach Post                           Strategic Insight
Pension World                             Tampa Tribune
Pensions and Investments                  Time
Personal Investor                         Tobias, Andrew (syndicated column)
Philadelphia Inquirer                     Toledo Blade
Porter, Sylvia (syndicated column)        UP
Portland Oregonian                        US News and World Report
Prodigy                                   USA Today
Public Broadcasting Service               USA TV Network
Quinn, Jane Bryant (syndicated column)    Value Line
Registered Representative                 Wall Street Journal
Research Magazine                         Wall Street Letter
Resource                                  Wall Street Week
Reuters                                   Washington Post
Rocky Mountain News                       WBZ
Rukeyser's Business (syndicated column)   WBZ-TV
Sacramento Bee                            WCVB-TV
San Diego Tribune                         WEEI
San Francisco Chronicle                   WHDH
San Francisco Examiner                    Worcester Telegram
San Jose Mercury                          World Wide Web
Seattle Post-Intelligencer                Worth Magazine
Seattle Times                             WRKO
Securities Industry Management

                                                                     APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

  Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

    Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

    Specific and general investment philosophies, strategies, processes and techniques

    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

    Industry conferences at which Loomis Sayles participates

    Current capitalization, levels of profitability and other financial information

    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

    Current and historical statistics relating to:

    --total dollar amount of assets managed
    --Loomis Sayles assets managed in total and by Fund
    --the growth of assets
    --asset types managed

  Individuals who have achieved business, professional or personal success through the "Power of a Passion." These individuals may not necessarily be investors in the Funds, and may not have any other relationship to the Funds or their adviser. In instances where advertisements describe these individuals, their success is not attributable to the Funds or their adviser. In instances where advertisements describe successful business ventures, the Funds or Loomis Sayles may or may not invest in these ventures.

  References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.